UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2009
BANKATLANTIC BANCORP, INC.
(Exact name of registrant as specified in its charter)

Florida	34-027228	65-0507804

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 West Cypress Creek Road, Fort Lauderdale, Florida	33309

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 954-940-5000
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) At the Annual Meeting of Shareholders of BankAtlantic Bancorp, Inc. (the “Company”) held on May 19, 2009, the Company’s shareholders approved an amendment (the “Amendment”) to the Company’s 2005 Restricted Stock and Option Plan (the “Plan”) which increased the aggregate number of shares of the Company’s Class A Common Stock available for grant under the Plan from 1,200,000 shares to 9,375,000 shares. The Amendment also (i) increased the number of shares of restricted stock and the number of shares underlying stock options which may be granted during any calendar year to covered employees of the Company, as well as the number of shares underlying options which may be granted to any person under the Plan during any calendar year, to the full amount of shares available for grant under the Plan, (ii) gives the committee responsible for administering the Plan (which is currently the Company’s Compensation Committee) the discretion to re-price previously granted stock options and/or substitute new awards for previously granted awards which have less favorable terms, including higher exercise prices, and (iii) re-affirmed the performance goals under the Plan such that, for the remaining term of the Plan, the Company may grant performance-based restricted stock awards under the Plan without any further shareholder approval.
     Other than as described above, the terms and conditions of the Plan, which were approved by the Company’s shareholders at the Company’s 2005 Annual Meeting of Shareholders, were not impacted by the Amendment. The description of the Amendment contained herein is qualified in its entirety by reference to the full text of the Plan, as amended by the Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits
10.1	BankAtlantic Bancorp, Inc. 2005 Restricted Stock and Option Plan, as amended (Incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 29, 2009)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2009	BANKATLANTIC BANCORP, INC.
	By:	/s/ Alan B. Levan
Alan B. Levan,
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1
BankAtlantic Bancorp, Inc. 2005 Restricted Stock and Option Plan, as amended (Incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 29, 2009)

4